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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 333-21839) of our report dated May 17, 1996 included in ContiFinancial Corporation's Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

New York, New York


May 21, 1997